Exhibit 10.17

Execution Version

COLLATERAL AGENCY ACCESSION – ADDITIONAL OBLIGORS

This Collateral Agency Accession is entered into and delivered by each of the undersigned on December 18, 2020.

Reference is made to the Amended and Restated Intercreditor and Collateral Agency Agreement dated as of May 10, 2019 (the “Intercreditor and Collateral Agency Agreement”) among Clever Leaves International Inc. (formerly Northern Swan Holdings, Inc.), as issuer, the other Obligors party thereto, GLAS Americas LLC, as Collateral Agent, and GLAS USA LLC, as Paying Agent, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, for all purposes thereof on the terms set forth therein, and to be bound by the terms of said Intercreditor and Collateral Agency Agreement as fully as if the undersigned had executed and delivered said Intercreditor and Collateral Agency Agreement as of the date thereof.

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor and Collateral Agency Agreement. This Collateral Agency Accession is being executed and delivered pursuant to Section 6.01(a) of the Intercreditor and Collateral Agency Agreement.

Joinder. Each of the undersigned hereby agrees to become party as an Obligor under the Intercreditor and Collateral Agency Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor and Collateral Agency Agreement as fully as if the undersigned had executed and delivered the Intercreditor and Collateral Agency Agreement as of the date thereof.

The provisions of Article 7 of said Intercreditor and Collateral Agency Agreement will apply with like effect to this Collateral Agency Accession.

[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Collateral Agency Accession as of the date first written above.

Clever Leaves Holdings Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title: Director

1255096 B.C. Ltd., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

Clever Leaves US, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

Acknowledged and agreed as of the date first written above:

Clever Leaves International Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

NS US HOLDINGS, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

HERBAL BRANDS, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

Northern swan International, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

Northern swan Management, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

Northern swan Deutschland holdings, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title:

Northern swan Portugal holdings, Inc., as an Obligor

By:	/s/ Kyle Detwiler
Name: Kyle Detwiler
Title: